UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
 FORM 8-K
 ______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2024
 ______________________________
LIFEVANTAGE CORPORATION
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-35647	90-0224471
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
3300 Triumph Blvd, Suite 700
Lehi, Utah 84043
(Address of principal executive offices, including zip code)
(801) 432-9000
(Registrant's telephone number)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.0001	LFVN	The Nasdaq Stock Market LLC
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On February 14, 2024 (the “Effective Date”), LifeVantage Corporation (the “Company”) entered into a Cooperation Agreement (the “Agreement”) with the entities and persons listed on Exhibit A thereto (collectively, the “Radoff Parties”) and the entities and persons listed on Exhibit B thereto (collectively, the “Sudbury Parties,” and together with the Radoff Parties, the “Stockholder Parties”).
Concurrently with the execution of the Agreement, the Stockholder Parties irrevocably withdrew their demand to inspect certain books and records of the Company pursuant to Section 220 of the Delaware General Corporation Law (the “220 Demand”) and any and all related materials and notices submitted to the Company in connection therewith or related thereto.
Pursuant to the Agreement, the Company increased the size of its board of directors (the “Board”) by one seat and appointed Dayton Judd to the Board and to the Audit Committee and the Nominating and Corporate Governance Committee of the Board. The Company further agreed to nominate Mr. Judd for election to the Board at the Company’s fiscal year 2025 annual meeting of stockholders (the “2025 Annual Meeting”), at the Company’s fiscal year 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and at any other meeting of the Company’s stockholders held prior to the Termination Date (as defined below) at which directors are to be elected.
The Company also agreed not to (a) nominate any incumbent directors serving on the Board as of the Effective Date other than Michael A. Beindorff, Steven R. Fife, Raymond B. Greer, Cynthia Latham, Darwin K. Lewis and Garry Mauro at the 2025 Annual Meeting, (b) nominate any incumbent directors serving on the Board as of the Effective Date other than Messrs. Beindorff, Fife, Greer and Lewis and Ms. Latham at the 2026 Annual Meeting and (c) unless there is a vacancy on the Board, nominate any incumbent directors serving on the Board as of the Effective Date other than Messrs. Fife, Greer and Lewis and Ms. Latham at the Company’s fiscal year 2027 annual meeting of stockholders.
During the term of the Agreement, the Stockholder Parties have agreed to vote all shares of the Company’s common stock, $0.0001 par value per share, then held by them, in favor of recommendations of the Board on director election proposals and any other proposals submitted by the Company or any stockholder, subject to certain exceptions. The Stockholder Parties have also agreed to certain customary standstill provisions, prohibiting each Stockholder Party from, among other things: (a) making certain announcements regarding transactions involving the Company; (b) soliciting proxies; (c) advising or knowingly encouraging any person with respect to the voting or disposition of any Company securities, other than in a manner consistent with the Board’s recommendations; (d) taking actions to change or influence the Board, management or the direction of certain Company matters; and (e) exercising certain stockholder rights.
Further, the Company and the Stockholder Parties have agreed to a release of claims against each other with respect to certain claims, including those arising out of or related to the Company’s fiscal year 2024 annual meeting of stockholders and the 220 Demand. During the term of the Agreement, the Company and the Stockholder Parties have agreed that they will not disparage each other.
The Agreement will terminate on the earlier of (a) 30 days prior to the opening of the window for submission of director nominations at the Company’s fiscal year 2027 annual meeting of stockholders and (b) 120 days prior to the first anniversary of the 2026 Annual Meeting (the “Termination Date”).
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of February 14, 2024, Mr. Judd has been appointed as a member of the Board. Mr. Judd has also been appointed to the Audit Committee and the Nominating and Corporate Governance Committee of the Board effective as of February 14, 2024. Mr. Judd will receive the same compensation for his service as a director as the compensation received by other non-management directors on the Board.
There are no family relationships between Mr. Judd and any previous or current officers or directors of the Company, and Mr. Judd has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Except for the Agreement described in Item 1.01 above, there is no arrangement or understanding between Mr. Judd and any other persons or entities pursuant to which Mr. Judd was appointed as a director of the Company.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 7.01.	Regulation FD Disclosure.
On February 15, 2024, the Company issued a press release announcing its entry into the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished therewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The content of any URLs referenced in the press release are not incorporated into this Current Report on Form 8-K or any other filings with the U.S. Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Cooperation Agreement, by and among the Company, the entities and persons listed on Exhibit A thereto, and the entities and persons listed on Exhibit B thereto, dated February 14, 2024.
99.1	Press Release, dated February 15, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	February 15, 2024	LIFEVANTAGE CORPORATION

	By:	/s/ Steven R. Fife
	Name:	Steven R. Fife
	Title:	President and Chief Executive Officer